UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 29, 2006

CONTINENTAL AIRLINES, INC.
(Exact Name of Registrant as Specified in Its Charter)

DELAWARE
(State or Other Jurisdiction of Incorporation)

1-10323	74-2099724
(Commission File Number)	(IRS Employer Identification No.)

1600 Smith Street, Dept. HQSEO, Houston, Texas	77002
(Address of Principal Executive Offices)	(Zip Code)

(713) 324-2950
(Registrant's Telephone Number, Including Area Code)

______________________________________
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
(17 CFR 240.14d-2(b))
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
(17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On November 29, 2006, the Board of Directors (the "Board") of Continental Airlines, Inc. (the "Company") adopted and approved amendments to Section 2.3 of the Company's Bylaws (the "Amendments") in connection with the implementation of a director resignation policy (the "Director Resignation Policy"). The Amendments took effect on November 30, 2006 in accordance with the resolutions adopted by the Board.

Under Section 2.3 of the Bylaws as in effect prior to November 30, 2006, a director's resignation was effective at the time specified therein or, if no such time was specified, at the time received by the Company.

Section 2.3 of the amended Bylaws now provides that (i) a director's resignation is effective either at the time received by the Company or on a later effective date specified in the resignation, which may be conditioned on the occurrence of one or more events, including the director's failure to receive a specified vote for re-election, (ii) a resignation conditioned on the director failing to receive a specified vote for re-election may be irrevocable, and (iii) in the event a director fails to receive the specified vote for re-election (in an uncontested election), the Board (or a committee designated by the Board) shall determine whether to accept the resignation within 60 days after certification of the election results.

The amended Bylaws are filed as Exhibit 3.2 to this Current Report on Form 8-K, and are incorporated herein by reference.

Item 8.01. Other Events.

On November 29, 2006, in connection with the implementation of the Director Resignation Policy, the Board adopted and approved amendments to the Company's Corporate Governance Guidelines providing that the Corporate Governance Committee will not recommend for renomination, and the Board will not nominate for re-election, any incumbent director until such director has submitted an irrevocable resignation conditioned on (1) the director receiving more "withhold" votes than votes "for" re-election in an uncontested election of directors and (2) the acceptance of the resignation by the Board (or a designated committee) following consideration in accordance with the Company's Bylaws.

The Board also adopted and approved amendments to the Corporate Governance Guidelines providing that the presiding director for executive sessions of the Company's non-management directors will be the Chair of the Executive Committee of the Board, who will at all times be a non-management member of the Board.

The amendments to the Corporate Governance Guidelines described above were effective November 30, 2006 and are available in the "Investor Relations" section of the Company's Website at www.continental.com.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits
3.2	Bylaws of Continental Airlines, Inc., as amended through November 30, 2006

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, Continental Airlines, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONTINENTAL AIRLINES, INC.

December 4, 2006	By /s/ Lori A. Gobillot Lori A. Gobillot Staff Vice President and Assistant General Counsel

EXHIBIT INDEX

3.2	Bylaws of Continental Airlines, Inc., as amended through November 30, 2006